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                       SECURITIES AND EXCHANGE COMMISSION

                              WASHINGTON, DC 20549

                                    FORM 8-K

                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934


                                  June 9, 2000
                                  ------------
               (Date of Report -- date of earliest event reported)


                         VIRTUAL TECHNOLOGY CORPORATION
                         ------------------------------
               (Exact name of registrant as specified in charter)


       Minnesota                       000-25397                  41-1639011
--------------------------------------------------------------------------------
(State or other jurisdiction of    (Commission File No.)        (IRS Employer
incorporation or organization)                                 Identification
                                                                     No.)


                   6690 Shady Oak Road, Eden Prairie, MN 55344
                   -------------------------------------------
                    (Address of principal executive offices)


                                 (952) 259-4700
                                 --------------
              (Registrant's telephone number, including area code)

                            (Former Name and Address)




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Items 1, 2, 3, 4, 6 and 8 are not applicable and are therefore omitted.

Item 5.  Other Events.

         This Form 8-K is being filed solely to (i) include the Registrant's non-binding letter of intent dated June 8, 2000 (but signed on June 9) relating to a proposed business combination with BuyItNow, Inc. and the Registrant's related press release dated June 20, 2000 and (ii) include omitted exhibits to the Registrant's report on Form 10-Q for the period ended April 30, 2000 relating to the Registrant's financing transactions with Corona Viking Group, LLC.

Item 7.  Exhibits and Financial Statements.

(c)      Exhibits:

         10.10. Letter of Intent with BuyItNow, Inc. dated June 8, 2000.

         10.11. Registration Rights Agreement by and between the Registrant and Corona Viking Group LLC dated June 14, 2000.

         10.12. Convertible Promissory Note made by the Registrant payable to Corona Viking Group LLC and dated June 14, 2000.

         10.13. Form of Warrant from the Registrant to Corona Viking Group LLC issued June 14, 2000.

         10.14. Side letter agreement entered into between the Registrant and GrayBox, LLC dated June 16, 2000.

         99.1. Press Release dated June 20, 2000, relating to proposed business combination with BuyItNow, Inc.



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                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Dated:  June 26, 2000

                                 VIRTUAL TECHNOLOGY CORPORATION


                                 By: /s/ John L. Harvatine
                                    -------------------------------------------
                                     John L. Harvatine, Chief Financial Officer